As filed with the Securities and Exchange Commission on July 21, 2010

Securities Act registration no.  333-165633

Investment Company Act file no.  811-22397

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 2	☒

IronBridge Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

One Parkview Plaza
Suite 600
Oakbrook Terrace, Illinois	60181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (630) 684-8300

John G. Davis
One Parkview Plaza, Suite 600
Oakbrook Terrace, Illinois 60181

(Name and Address of Agent for Service)

Copies to:

Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Attention: Arthur Don and Paul Morton

Approximate Date of Proposed Public Offering: As soon as practicable following effective date - on or before July 23, 2010.

It is proposed that this filing will become effective (check appropriate box)

☐            immediately upon filing pursuant to paragraph (b)

☐            on          pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on          pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on          pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

PROSPECTUS

Fund Name	Ticker Symbol

IronBridge Frontegra Small Cap Fund	IBSCX

IronBridge Frontegra SMID Fund	IBSMX

IronBridge Frontegra Global Fund	IBGFX

IronBridge Large Cap Fund	IBLCX

IronBridge Capital Management, L.P.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

July 23, 2010

i

IRONBRIDGE FRONTEGRA SMALL CAP FUND

Investment Objective.

The investment objective of the IronBridge Frontegra Small Cap Fund (“Small Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

        Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

                        Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.09%

Expense Example.

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$112	$348	$603	$1,334

Portfolio Turnover.

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s predecessor’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies.

The Small Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the Russell 2000® Index, which, as of May 14, 2010, was slightly less than $4.5 billion.  The Small Cap Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Small Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Small Cap Risk.  Securities of companies with small market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Small Cap Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Small Cap Fund.

Performance.

The bar chart and table below show how the Frontegra IronBridge Small Cap Fund (the “Predecessor Small Cap Fund”), the predecessor of the Small Cap Fund, has performed in the past and provides some indication of the risks of investing in the Small Cap Fund.  The table shows how the performance of the Predecessor Small Cap Fund has varied from year to year as compared with the returns of the Russell 2000® Index, a securities index that measures the performance of the small-cap segment of the U.S. equity universe.  Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.com or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Predecessor Small Cap Fund
for the years ended December 31,(1)

(1)          For the six-month period ended June 30, 2010, the Predecessor Small Cap Fund had a return of (2.56)%.

During the periods shown above, the Small Cap Fund’s highest return for a calendar quarter was 24.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was (25.45)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception (August 30, 2002)
Small Cap Fund
Return Before Taxes	24.53%	2.38%	10.21%
Return After Taxes on Distributions	24.47%	1.38%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	1.90%	8.67%
Russell 2000® Index	27.17%	0.51%	8.02%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Co-managed by Christopher C. Faber (portfolio manager of the Small Cap Fund, and its predecessor fund, since inception) and Jeffrey B. Madden (portfolio manager of the Small Cap Fund, and its predecessor fund, since March 3, 2004).

Purchase and Sale of Small Cap Fund Shares.

Investors may purchase or redeem Small Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Small Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Small Cap Fund	$100,000	$1,000

Tax Information.

The Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Small Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FRONTEGRA SMID FUND

Investment Objective.

The investment objective of the IronBridge Frontegra SMID Fund (“SMID Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver (1)	(0.01)%
Total Annual Fund Operating Expenses after Fee Waiver	0.95%

(1)  The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the SMID Fund to the extent necessary to ensure that the SMID Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the SMID Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the SMID Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the SMID Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
SMID Fund	$97	$305	$530	$1,177

Portfolio Turnover.

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the SMID Fund’s predecessor’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies.

The SMID Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the SMID Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Small-to-Medium Capitalization Risks.  Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the SMID Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the SMID Fund.

Performance.

The bar chart and table below show how the Frontegra IronBridge SMID Fund (the “Predecessor SMID Fund”), the predecessor of the SMID Fund, has performed in the past and provides some indication of the risks of investing in the SMID Fund.  The table shows how the performance of the Predecessor SMID Fund has varied from year to year as compared with the performance of the Russell 2500® Index, a securities index that measures the performance of the small-to-medium capitalization segment of the U.S. equity universe.  After-tax returns are shown only for Predecessor SMID Fund’s Institutional Class shares, which commenced operations on December 31, 2004 and correspond to the SMID Fund’s shares.  Keep in mind that past performance (before and after taxes) may not indicate how well the SMID Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.com or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Predecessor SMID Fund
for the years ended December 31,(1)

(1)          For the six-month period ended June 30, 2010, the Predecessor SMID Fund had a return of (1.96)%

During the periods shown above, the Predecessor SMID Fund’s highest return for a calendar quarter was 18.39% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was (24.46)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception (December 31, 2004)
SMID Fund
Return Before Taxes	26.48%	1.95%	1.95%
Return After Taxes on Distributions	26.43%	1.44%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	1.57%	1.57%
Russell 2500® Index	34.39%	1.58%	1.58%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Co-managed by Christopher C. Faber (portfolio manager of the SMID Fund, and its predecessor fund, since inception) and Jeffrey B. Madden (portfolio manager of the SMID Fund, and its predecessor fund, since inception).

Purchase and Sale of SMID Fund Shares.

Investors may purchase or redeem SMID Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the SMID Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
SMID Fund	$100,000	$1,000

Tax Information.

The SMID Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your SMID Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase SMID Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of SMID Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SMID Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FRONTEGRA GLOBAL FUND

Investment Objective.

The investment objective of the IronBridge Frontegra Global Fund (“Global Fund”) is long-term capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver (1)	(0.54)%
Total Annual Fund Operating Expenses after Fee Waiver	1.00%

(1)  The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Global Fund to the extent necessary to ensure that the Global Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.00% of the Global Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Global Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years
Global Fund	$102	$378

Portfolio Turnover.

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Global Fund’s predecessor commenced operations on September 18, 2009 and, consequently, does not have a full year of operations as of the date hereof; however, as of December 31, 2009, the Global Fund’s predecessor’s portfolio turnover rate was 14.00% (on an un-annualized basis).

Principal Investment Strategies.

The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index (“MSCI World Index”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.  The Global Fund may also invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser and Subadviser actively manage the Global Fund by choosing companies for investment that the Adviser and Subadviser believe have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser and Subadviser select equity securities using an economic return framework, a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser and Subadviser use this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Foreign Securities Risk.  Foreign investments may be less liquid, subject to currency-rate fluctuations, be in areas with political and economic instability and be subject to less strict regulation of the securities markets.

Emerging Markets Risk. The risks of foreign investments typically are greater in emerging markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies may be subject to unfavorable fluctuations in foreign currency exchange rates.

Region Risk. Changes affecting a particular global region where the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall value.

Global Sector Risk. Changes affecting a particular sector of the world economy in which the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall portfolio.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value for many of the same reasons outlined above.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser or Subadviser may not be able to sell the Global Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser or Subadviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Loss of Money Risk.  Loss of money is a risk of investing in the Global Fund.

Performance.  Performance information for the Global Fund is not included because the Global Fund does not have on full calendar year of performance.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Investment Subadviser.  IronBridge International, Ltd. (the “Subadviser”).

Portfolio Managers.  Team-managed by Stephen Barrow (portfolio manager of the Global Fund, and its predecessor fund, since inception), Matthew Halkyard (portfolio manager of the Global Fund, and its predecessor fund, since inception), James Clarke (portfolio manager of the Global Fund, and its predecessor fund, since inception) and Peter Rutter (portfolio manager of the Global Fund, and its predecessor fund, since inception).

Purchase and Sale of Global Fund Shares.

Investors may purchase or redeem Global Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Global Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Global Fund	$100,000	$1,000

Tax Information.

The Global Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Global Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser, Subadviser and the Distributor) may pay the intermediary for the sale of Global Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE LARGE CAP FUND

Investment Objective.

The investment objective of the IronBridge Large Cap Fund (“Large Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	NONE
Other Expenses	1.46%
Total Annual Fund Operating Expenses	2.21%
Fee Waiver (1)	(1.36)%
Total Annual Fund Operating Expenses after Fee Waiver	0.85%

(1)          The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Large Cap Fund to the extent necessary to ensure that the Large Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.85% of the Large Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Large Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years
Large Cap Fund	$87	$420

Portfolio Turnover.

The Large Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As the Large Cap Fund is a new fund, it does not yet have a portfolio turnover history.

Principal Investment Strategies.

The Large Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  The Large Cap Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Large Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Large Cap Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Large Cap Fund.

Performance.  Performance information for the Large Cap Fund is not included because the Large Cap Fund does not have on full calendar year of performance.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Co-managed by Paul Murphy (portfolio manager of the Large Cap Fund since inception) and Matthew Halkyard (portfolio manager of the Large Cap Fund since inception).

Purchase and Sale of Large Cap Fund Shares.

Investors may purchase or redeem Large Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Large Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Large Cap Fund	$100,000	$1,000

Tax Information.

The Large Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Large Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Large Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Large Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FUNDS

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Company, the Funds’ investment adviser or the Funds’ distributor (Frontegra Strategies, LLC, the “Distributor”).

This Prospectus does not constitute an offer by the Company or by the Funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Company or the Funds to make such an offer.

Investment Objectives, Principal Investment Strategies, Related Risks and Portfolio Holdings

SMALL CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy -The Small Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index.

SMID FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The SMID Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.

GLOBAL FUND

Investment Objective - Long-term capital appreciation

Principal Investment Strategy - The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index (“MSCI World Index”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.

LARGE CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The Large Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, determined at the time of investment.

Additional Information Concerning Investment Objectives and
Principal Investment Strategies

The investment objectives of the Funds may not be changed without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund.  Each Fund is diversified.

The Adviser actively manages the Small Cap Fund, SMID Fund and Large Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests in primarily growth and value-style equity securities.

The Adviser and Subadviser actively manage the Global Fund by choosing companies for investment that the Adviser and Subadviser believe have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser and Subadviser select equity securities using an economic return framework, a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser and Subadviser use this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

The IronBridge Methodology.

All of the Funds are managed by the Adviser and the Subadviser in accordance with the IronBridge Methodology.  The IronBridge Methodology is a phased approach to the application of the economic return framework.  This framework focuses on valuations of issuers based on cash flow rather than corporate performance, earnings or book value as the determining factor in an issuer’s intrinsic worth.

Small Cap Fund.  The first phase in the decision-making process involves screening a broad equity universe of approximately 3,500 small market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the Small Cap Fund’s portfolio of the approximately 120 to 150 holdings that result from this process, with close attention paid to the Russell 2000® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the Small Cap Fund’s net assets.

SMID Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 3,000 small-to-medium market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows each list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the SMID Fund’s portfolio of the approximately 90 to 110 holdings that result from this process, with close attention paid to the Russell 2500® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the SMID Fund’s net assets.

Global Fund.  The first phase in the decision-making process involves screening a broad universe of approximately 2,500 global stocks with a market capitalization in excess of US$2 billion, to determine which look most promising based on analysis of several key determinants of success, such as capital investment, credit worthiness and sales momentum.  From there, the Adviser and Subadviser narrow the list and evaluate approximately 400 companies, with a focus on each company’s stage in its life cycle and level, trend and sustainability of economic returns.  This results in a potential “buy” list of approximately 200 companies the Adviser and Subadviser believe are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser and Subadviser arrive at a target price for each stock and make risk/reward comparisons among all potential investments.  The Adviser and Subadviser generally construct the Global Fund’s portfolio from approximately 40 to 65 issues, with close attention paid to the sector, region and life cycle weightings of the MSCI World Index.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the economic return trend, or when a position reaches the portfolio limit as determined by the Adviser and Subadviser.

Large Cap Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 1,000 large market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows each list and evaluates approximately 300 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 150 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the Large Cap Fund’s portfolio of the approximately 40 to 80 holdings that result from this process, with close attention paid to the Russell 1000 Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Large Cap Fund’s net assets.

Additional Information on Principal Risks of Investing in the Funds

The main risks associated with investing in the Funds are described below and in the Fund Summaries at the front of this prospectus.

	Small CapFund	SMID Fund	Global Fund	Large Cap Fund
Market Risk	X	X	X	X
Market Event Risk	X	X	X	X
Stock Selection Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
Management Risk	X	X	X	X
Growth Investing Risk	X	X	X	X
Value Investing Risk	X	X	X	X

ADR / GDR Risk	X	X	X	X
Loss of Money Risk	X	X	X	X
Small Capitalization Risk	X
Small-to-Medium Capitalization Risk		X
Foreign Securities Risk			X
Emerging Markets Risk			X
Currency Risk			X
Region Risk			X
Global Sector Risk			X

Market Risk.  The value of the stock market, as a whole, may increase or decline over time.  The Funds’ investments are subject to the risk of market decline, which may cause the value of the Funds’ investments to fluctuate as well.  If the value of the Funds’ investments go down, you may lose money.  The share prices of the Funds are expected to fluctuate.  Your shares, at the time of redemption, may be worth more or less than your initial investment.

Market Event Risk.  During 2008 and 2009, United States and international securities markets, particularly equity markets, experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this section of the prospectus may be increased. United States and foreign governments have taken various steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Further, there is no guarantee that such events will not happen again.  Such events in the securities markets as a whole may have adverse effects on the Funds.

Stock Selection Risks.  The stocks selected for the Funds may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. Certain securities may be difficult or impossible to sell, for a number of reasons, at the time and price that the Adviser (and/or Subadviser, if applicable) would like to sell them.  The Adviser (and/or Subadviser) may have to lower the asking price, sell other securities instead of the securities it sought to sell, or forego an investment opportunity, any of which could have a negative effect on the Funds’ management or performance.

Equity Securities Risk.  The Funds invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of the issuer and in reaction to general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risk.  The Funds are actively managed by the Adviser using an economic return framework or a similar valuation process, as applied through the IronBridge Methodology.  There is no guarantee that this valuation process or implementation methodology, or any other investment techniques used by the Adviser and Subadviser, will accurately estimate the market’s view on the value of a particular company or produce the desired results.

Growth Investing Risk. The Funds invest in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  This may result in a decline in the value of the Funds’ investments.

Value Investing Risk.  The Funds invest in value-style stocks.  Value-style stocks are those that the Adviser (or Subadviser, if applicable) believes will increase in value, pay dividends or are undervalued at the time of purchase.  Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser (or Subadviser), or may decline if the market fails to recognize the company’s intrinsic value, if the factors that the Adviser (or Subadviser) believes will increase the price do not occur or if a stock is appropriately priced.

Loss of Money Risk.  None of the Funds are money market funds and none of the funds are insured against loss.  As a result, loss of money is a risk of investing in the Funds.

Small Cap Risk.  The Small Cap Fund invests primarily in small-capitalization stocks.  Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Small-to-Medium Capitalization Risk.  The SMID Fund invests primarily in small-to-medium capitalization stocks.  Securities of companies with small-to-medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller-to-medium sized companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller-to-medium sized companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller-to-medium companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

American Depository Receipts (ADRs) and Global Depository Receipts (GDRs).  The Funds may invest in U.S. dollar denominated American Depository Receipts of foreign companies (“ADRs”) or in U.S. dollar or foreign currency denominated Global Depository Receipts of foreign companies (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, whereas GDRs are bank receipts issued in more than one country evidencing ownership of the underlying foreign securities.  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as those listed below.

Foreign Securities Risk.  The Global Fund will have a substantial investment in securities of companies principally traded in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Emerging Markets Risk. The Global Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Global Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Global Fund may incur costs in connection with conversions between various currencies.

Region Risk. The Global Fund may invest a higher percentage of its total assets in a particular region of the world markets.  In such a case, changes affecting that region may have a significant impact on the value of the Global Fund’s overall portfolio.

Global Sector Risk. The Global Fund may invest a higher percentage of its total assets in a particular sector of international markets.  In such a case, changes affecting that sector may have a significant impact on the value of the Global Fund’s overall portfolio.

Portfolio Holdings Disclosure

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available (i) in the Funds’ Statement of Additional Information and (ii) on the Company’s Web site at www.ironbridgefunds.com.

Investment Management

Adviser.  Each of the Funds is managed by IronBridge Capital Management, L.P., a Delaware limited partnership.  The Adviser is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission.  The Adviser provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Adviser’s compensation for providing investment advisory services to the Funds is based upon each Fund’s average daily net assets at the following rates:

Fund	Advisory Fee*
Small Cap Fund	1.00%
SMID Fund	0.85%
Global Fund	0.85%
Large Cap Fund	0.75%

*                 Subject to application of fee waiver and expense reimbursement agreement discussed below.

In addition to providing investment advisory services to the Funds, the Adviser serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  As of December 31, 2009, the Adviser had approximately $7.5 billion in assets under management.

Fee Waiver and Expense Reimbursement Arrangements.  The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of all of the Funds to the extent necessary to ensure that each Fund’s operating expenses (excluding taxes, interest, brokerage commissions and expenses incurred in connection with investing in other investment companies, called “acquired fund fees and expenses” or “AFFE”, if any, and other extraordinary expenses) do not exceed the threshold amounts applicable to each Fund.  The “Annual Fund Operating Expenses” table in the Summary Prospectuses of each of the SMID Fund, Global Fund and Large Cap Fund provide the respective threshold amount, respectively, for each of those Funds and reflect this contractual agreement with respect to each of those Funds.  However, the contractual agreement with respect to the Small Cap Fund was not reflected in its Summary Prospectus because the Small Cap Fund’s operating expenses were below the threshold amount of 1.10% of the Small Cap Fund’s average net assets.  As with the other Funds, the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to the date above, the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund, the Adviser may seek repayment by the Small Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Small Cap Fund’s threshold amount.

Subadviser.  The Global Fund is subadvised by IronBridge International, Ltd., a wholly-owned subsidiary of the Adviser.  The Subadviser is located at Beaumont House, Beaumont Mews, 37 Marylebone High Street, London, United Kingdom, W1U 4QE.  The Subadviser is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is an investment adviser registered with the U.S. Securities and Exchange Commission.  Under the subadvisory agreement with the Adviser, the Subadviser provides continuous advice and recommendations concerning the Global Fund’s investments.  The Adviser executes portfolio transactions based on these recommendations on behalf of the Subadviser and is responsible for selecting the broker-dealers who execute the portfolio transactions.   The Subadviser is compensated directly by the Adviser for its investment advisory services to the Fund and to other accounts.  Pursuant to this arrangement, the Adviser pays the Subadviser a fee equal to the aggregate of costs and expenses incurred by the Subadviser in providing advisory services to the Adviser, plus an additional amount based on a percentage of such expenses.

In addition to providing investment advisory services to the Global Fund, the Subadviser serves as investment adviser or subadviser to certain of the Adviser’s other clients, including certain pension plans, endowments, foundations and other institutional investors.  As of December 31, 2009, the Subadviser had approximately U.S. $4 billion in assets under management.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement and subadvisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2010.

Portfolio Managers.  The portfolio of each of the Small Cap Fund and SMID Fund is co-managed by Christopher C. Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of the Adviser, from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.

The Global Fund is managed by a team consisting of Stephen Barrow, Matthew Halkyard, James Clarke and Peter Rutter.  Each member of the team has equal investment decision-making responsibilities with respect to the Fund.  Each member is involved in idea generation, fundamental stock analysis and portfolio assessment.  The team meets regularly to discuss investment ideas, and decisions are made based on the consensus of the team.  Mr. Barrow, Mr. Clarke and Mr. Rutter are employed by the Subadviser and are based in the United Kingdom.  Mr. Halkyard is employed by the Adviser and is based in the United States.

Mr. Barrow is the Chief Investment Officer and Head of the Global Team of the Subadviser, and has led the Global Team at the Subadviser since joining the Subadviser in 2005.  Prior to 2005, Mr. Barrow was employed by Deutsche Asset Management, formerly Morgan Grenfell.  Mr. Barrow served as Head of Global Equities at Deutsche Asset Management from 2002-2005, Global Head of Research from 2001-2005, Head of Equity Strategy from 1997-2001 and as UK Portfolio Manager from 1992-2002.

Mr. Halkyard has been a Portfolio Manager of the Adviser since 2005.  From 2002-2005, Mr. Halkyard was the Director of Small and Mid-Cap Equity Operations at Credit Suisse Group in London.  From 1994-2002, Mr. Halkyard was employed by HOLT Value Associates, L.P., where he was Managing Director of European Operations from 1997-2002 and a Portfolio Representative from 1994-1997.  Prior to 1994, Mr. Halkyard was an Analyst with Melson Technologies.  He has earned the right to use the Chartered Financial Analyst designation.

Mr. Clarke has been a Portfolio Manager of the Subadviser since joining the company in 2005 and is a member of the Global Equity team.  Prior to joining the Subadviser in 2005, Mr. Clarke worked at Deutsche Asset Management.  Mr. Clarke served as a Global Portfolio Manager at Deutsche Asset Management from 2004-2005 and as a Global Equity Analyst from 2001-2004.  While at Deutsche Asset Management, he worked closely with and reported to Mr. Barrow.  Mr. Clarke has earned the right to use the Chartered Financial Analyst designation.

Mr. Rutter has been a Portfolio Manager of the Subadviser since joining the company in 2005 and is a member of the Global Equity team.  Prior to joining the Subadviser in 2005, Mr. Rutter worked at Deutsche Asset Management.  Mr. Rutter served as an International (EAFE) Equities Portfolio Manager at Deutsche Asset Management from 2004-2005.  Prior to 2004, he served as a generalist UK Equities Analyst, a Global Capital Goods Analyst and a Junior EAFE Portfolio Manager at Deutsche Asset Management.  While at Deutsche Asset Management, he worked closely with and reported to Mr. Barrow.  Mr. Rutter has earned the right to use the Chartered Financial Analyst designation.

The Large Cap Fund is co-managed by Paul Murphy and Mr. Halkyard.  Mr. Murphy has been a portfolio manager of the Adviser since April 2005.  From 1997 to 2005, Mr. Murphy worked for Credit Suisse analyzing portfolios, providing buy/sell recommendations and educating clients.  He has earned the right to use the Chartered Financial Analyst designation.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Subadministrator.  Frontegra Asset Management, Inc. (“FAM”), acts as subadministrator for each of the Funds. Pursuant to a subadministration agreement, the Adviser compensates FAM at the following annual rates, based on a percentage of each Fund’s respective average daily net assets for providing certain compliance and administrative services to each Fund: 0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million. FAM serves as the investment adviser to the Frontegra Funds, Inc., a registered investment company whose securities are distributed by the Distributor.

Shareholder Information

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be a Fund’s NAV next determined after the Fund receives your request in proper form (i.e., all paperwork is completed accurately and signed and dated as appropriate).  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.  All of the Funds’ shares are subject to certain minimum initial and subsequent investment restrictions, which restrictions are disclosed in each Fund’s summary prospectus.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Mail and Wire Transfer Information.  Investments may be made by mail or wire.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “IronBridge Funds, Inc.” to:  IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, the Adviser will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by Frontegra Strategies, LLC to sell shares of the Funds

(collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

The Small Cap Fund is currently closed to new investors.  While closed, the Small Cap Fund will generally not allow new investors to purchase shares of the Small Cap Fund.  However, existing shareholders may continue to purchase Small Cap Fund shares, including through the automatic reinvestment of dividends, and the Directors and officers of the Company may open new accounts in order to purchase Small Cap Fund shares or purchase such shares in their existing accounts.  In addition, new accounts may be established by existing clients and employees of, or other persons approved by, the Adviser, in its discretion.  At the discretion of the Board of Directors, the Small Cap Fund may reopen to new investors at a later date.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-861-7714 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #: 075000022

Credit:	U.S. Bancorp Fund Services, LLC
Account #: 112-952-137

Further credit:	IronBridge Funds, Inc.
Your name and account number

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “IronBridge Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund which, in some cases, may be received (and therefore paid) later than seven calendar days after receipt of a redemption request.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.  For written redemption requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of the Adviser and their determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds payable or sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when changing account ownership;

•                  in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Non-financial transactions, including, but not limited to, establishing or modifying certain services on an account, will require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  Market timing activity, which involves short-term trading into and out of a Fund, may harm a Fund’s performance by disrupting investment strategies, increasing brokerage, administrative and other Fund expenses, decreasing tax efficiency and/or diluting the value of Fund shares held by long-term shareholders.  The Board of Directors of the Funds has approved policies that seek to detect and discourage market timing activity in the Funds (the “Market Timing Policy”).  The Funds or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.

Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, the Adviser and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after initial purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable the Adviser and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the

Funds may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Distribution Arrangements

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Exchange Privilege

You may exchange all or a portion of your investment from one Fund to another at any time by written request if you meet the minimum investment requirements for the Fund into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

Shares of a Fund are sold at their NAV.  The NAV for a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by the Adviser in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

A Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that a Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Treatment

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gains.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.  Additionally, please see the Funds’ Statement of Additional Information for more information about taxes.

Financial Highlights

The financial highlights table is intended to help you understand the Small Cap Fund’s and SMID Fund’s financial performance for the past five years.  The figures contained in the table related to the Small Cap Fund and SMID Fund are derived from, respectively, the Predecessor Small Cap Fund and the Predecessor SMID Fund (collectively, the “Predecessor Funds”).  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions, if any).  Except where noted, this information has been audited by Ernst & Young LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ Annual Report for the period ended June 30, 2009, which is available upon request.

Because the Global Fund’s predecessor does not have a full year of operations as of the date hereof, financial information for the Global Fund’s predecessor is included only for the period from its inception through December 31, 2009, which information, along with the Predecessor Funds’ unaudited financial results for the six-month period ended December 31, 2009, is included in their Semi-Annual Report for the period ended December 31, 2009, which is available upon request.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

	Six-Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005
Net Asset Value, Beginning of Period	$11.80		$17.03	$20.35	$18.25	$16.14	$15.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		0.05	0.02	—	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	2.31		(4.53)	(1.16)	3.82	2.25	1.38
Total Income (Loss) from Investment Operations	2.33		(4.48)	(1.14)	3.82	2.28	1.35

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.01)	(0.01)	(0.02)	—	—
From net realized gain on investments	—		(0.74)	(2.17)	(1.70)	(0.17)	(1.04)
Total Distributions	(0.04)		(0.75)	(2.18)	(1.72)	(0.17)	(1.04)

Net Asset Value, End of Period	$14.09		$11.80	$17.03	$20.35	$18.25	$16.14

Total Return	19.78	%(1)	(26.00)%	(6.07)%	22.11%	14.20%	8.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$390,056		$296,445	$400,032	$432,403	$404,219	$319,081
Ratio of expenses to average net assets
Before waivers and reimbursements	1.07	%(2)	1.09%	1.07%	1.07%	1.08%	1.11%
Net of waivers and reimbursements	1.07	%(2)	1.09%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40	%(2)	0.40%	0.10%	(0.01)%	0.17%	(0.28)%
Net of waivers and reimbursements	0.40	%(2)	0.40%	0.09%	(0.08)%	0.15%	(0.27)%
Portfolio turnover rate	17	%(1)	39%	53%	34%	60%	56%

(1)           Not annualized.

(2)           Annualized

FRONTEGRA IRONBRIDGE SMID FUND

	Six-Months Ended December 31, 2009 (unaudited)		Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2005(1)
Net Asset Value, Beginning of Period	$8.24		$11.23	$13.36	$11.07	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		0.03	0.02	0.01	0.06 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments	1.49		(2.93)	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from Investment Operations	1.50		(2.90)	(0.96)	2.44	1.10	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.01)	(0.02)	— (3)	(0.03)	—
From net realized gain on investments	—		(0.08)	(1.15)	(0.15)	—	—
Total Distributions	(0.03)		(0.09)	(1.17)	(0.15)	(0.03)	—

Net Asset Value, End of Period	$9.71		$8.24	$11.23	$13.36	$11.07	$10.00

Total Return	18.19	%(4)	(25.78)%	(7.48)%	22.25%	11.02%	0.00	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$449,749		$307,973	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements	0.93	%(5)	0.96%	0.96%	0.98%	1.08%	1.49	%(5)
Net of waivers and reimbursements	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.53	%(5)	0.54%	0.19%	0.08%	0.15%	0.35	%(5)
Net of waivers and reimbursements	0.51	%(5)	0.55%	0.20%	0.10%	0.28%	0.89	%(5)
Portfolio turnover rate	19	%(4)	46%	71%	71%	91%	44	%(4)

(1)           Commenced operations on December 31, 2004.

(2)           Per share net investment income has been calculated using the daily average share method.

(3)           Less than one cent per share.

(4)           Not annualized.

(5)           Annualized

FRONTEGRA IRONBRIDGE GLOBAL FOCUS FUND

	Period Ended December 31, 2009(1) (unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.12
Total Income (Loss) from Investment Operations	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.01)
From net realized gain on investments	—
Total Distributions	(0.01)

Net Asset Value, End of Period	$10.12

Total Return	1.31	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,473
Ratio of expenses to average net assets
Before waivers and reimbursements	1.44	%(3)
Net of waivers and reimbursements	1.00	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.04	%(3)
Net of waivers and reimbursements	0.48	%(3)
Portfolio turnover rate	14	%(2)

(1)           Commenced operations on September 18, 2009

(2)           Not annualized

(3)           Annualized

Other Information

DIRECTORS:	OFFICERS:	TRANSFER AGENT:
Walter H. Clark	John G. Davis	U.S. Bancorp Fund Services, LLC
James W. Haugh	Ty M. Baird	for overnight deliveries, use:
Robert E. Hendricks	Elyce D. Dilworth	IronBridge Funds, Inc.
James M. Snyder		c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
INVESTMENT ADVISER:		Milwaukee, Wisconsin 53202-5207
IronBridge Capital Management, L.P.
One Parkview Plaza, Suite 600		for regular mail deliveries, use:
Oakbrook Terrace, Illinois 60181		IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
SUBADVISER TO THE GLOBAL FUND:		P.O. Box 701
IronBridge International, Ltd.		Milwaukee, Wisconsin 53201-0701
Beaumont House
Beaumont Mews		CUSTODIAN:
37 Marylebone High Street		U.S. Bank, N.A.
London, United Kingdom		1555 North River Center Drive, Suite 302
W1U 4QE		Milwaukee, Wisconsin 53212

SUBADMINISTRATOR: Frontegra Asset Management, Inc.		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
400 Skokie Boulevard, Suite 500		Ernst & Young LLP
Northbrook, Illinois 60062		233 S. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR:		LEGAL COUNSEL:
Frontegra Strategies, LLC		Greenberg Traurig, LLP
400 Skokie Boulevard, Suite 500		77 W. Wacker Drive, Suite 3100
Northbrook, Illinois 60062		Chicago, Illinois 60601

Additional information regarding the Company and the Funds is included in the Statement of Additional Information, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company’s transfer agent at the address above or by calling, toll-free, 1-877-861-7714.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at www.ironbridgefunds.com.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

IronBridge Funds, Inc.

The Company’s 1940 Act File Number is 811-22397.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Company’s Prospectus dated July 23, 2010. Each of the IronBridge Frontegra Small Cap Fund (“Small Cap Fund”), IronBridge Frontegra SMID Fund (“SMID Fund”), IronBridge Frontegra Global Fund (“Global Fund”) and IronBridge Large Cap Fund (“Large Cap Fund”) is a series of IronBridge Funds, Inc. (the “Company”). The Small Cap Fund, SMID Fund, Global Fund and Large Cap Fund are sometimes referred to as the “Funds” or “IronBridge Funds” and each as a “Fund” or an “IronBridge Fund”. A copy of the Prospectus is available without charge upon request to the address or toll-free telephone number below, or you can visit the Company’s website at www.ironbridgefunds.com.

Fund Name	Ticker Symbol

IronBridge Frontegra Small Cap Fund	IBSCX

IronBridge Frontegra SMID Fund	IBSMX

IronBridge Frontegra Global Fund	IBGFX

IronBridge Large Cap Fund	IBLCX

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-877-861-7714

Distributed by:

FRONTEGRA STRATEGIES, LLC

This Statement of Additional Information is dated July 23, 2010.

i

Shareholder Meetings	24

Distribution of Fund Shares	24

Purchase, Pricing and Redemption of Fund Shares	25

Anti-Money Laundering Program	26

Taxation of the Funds	26

Independent Registered Public Accounting Firm	28

Financial Statements	28

You should rely only on the information contained in this SAI and the Prospectus dated July 23, 2010. The Company has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

ii

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company was organized as a Maryland corporation on February 26, 2010.

Each Fund is a diversified series of the Company. The Company may offer separate series or classes of shares representing interests in separate portfolios of securities. Currently, the Company offers four separate series, all of which is discussed in this SAI. The Board of Directors of the Company (the “Board”) has established one class of shares of common stock with respect to each series of the Company as shown below.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes. The number of shares authorized for each of the Company’s series is set forth in the table below:

Fund	Number of Authorized Shares

IronBridge Frontegra Small Cap Fund	50,000,000

IronBridge Frontegra SMID Fund	75,000,000

IronBridge Frontegra Global Fund	50,000,000

IronBridge Large Cap Fund	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series affected, and matters affecting only one series are voted upon only by that series. Fractional shares of common stock, irrespective of series, have proportional voting rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board. Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Small Cap Fund, SMID Fund and Large Cap Fund is capital appreciation.  The investment objective of the Global Fund is long-term capital appreciation. These investment objectives may not be changed without shareholder approval. Each Fund is diversified.

The following is a complete list of the Funds’ fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

1

A Fund:

1.                                       May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.                                       May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other IronBridge Funds or other persons to the extent permitted by applicable law.

3.                                       May not issue senior securities, except as permitted under the 1940 Act.

4.                                       May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

5.                                       May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6.                                       May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.                                       May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.                                       May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.                                       May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Funds’ non-fundamental operating policies which may be changed by the Board without shareholder approval.

A Fund may not:

1.                                       Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2

2.                                       Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.                                       Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.  If illiquid securities exceeded 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.

4.                                       Purchase securities of other investment companies except in compliance with the 1940 Act.

5.                                       Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

6.                                       Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and the Fund will not purchase securities when bank borrowings exceed 5% of its total assets.

7.                                       Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

8.                                       Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund’s with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Prospectus.

Recent Market Events

During 2008 and 2009, U.S. and international markets experienced dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities have increased.

Illiquid Securities

A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to IronBridge Capital Management, L.P., each Fund’s investment adviser (the “Adviser”) and in the case of the Global Fund, to IronBridge International Ltd., the Global Fund’s subadviser (the “Subadviser”), the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate

3

responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser and Subadviser to look to such factors as (i) the frequency of trades and quotes for a security, (ii) the number of dealers willing to purchase or sell a security and the number of potential purchasers of a security, (iii) the willingness of dealers to undertake to make a market in a security, (iv) the nature of the market for the trading of a security (including, without limitation, the institutional private resale market, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (v) the likelihood that the marketability of a security will be maintained throughout the anticipated period of time that the security will be held by the Company and (vi) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

A Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions. When a Fund takes such a position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.                                       U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a secured lending credit facility, and has agreed to provide up to $200 billion of capital to each entity as needed. However, there is no assurance that the such actions will be successful.

2.                                       Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of

4

deposit is $100,000. Therefore, certificates of deposit purchased by a Fund may not be fully insured. On October 3, 2008, FDIC deposit insurance was increased from $100,000 to $250,000 per depositor at least through December 31, 2009.  That temporary increase has been extended to run through December 31, 2013, returning to $100,000 per depositor on January 1, 2014 unless that date is further extended.

3.                                       Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.                                       Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and Subadviser monitor the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Adviser and Subadviser do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.                                       Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.                                       Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Adviser and Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Adviser or Subadviser, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least “A” or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch. A Fund may also invest in the short-term investment funds of its custodial bank.

5

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

The Funds will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Foreign Securities and Currencies

The Global Fund will invest, and the other Funds may invest, directly in securities of non-U.S. companies. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S. Other risks inherent in foreign investment include: expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, a Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of a Fund could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies. A Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the

6

several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options. A Fund may (i) purchase stock index options for any purpose; (ii) sell stock index options in order to close out existing positions; and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund’s use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the Adviser or Subadviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary

7

market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Futures Contracts. A Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. A Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure a Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. A Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and

8

substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures. A Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  A Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  A Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. A Fund’s use of currency- related derivative instruments will be directly related to the Fund’s current or anticipated portfolio

9

securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when IronBridge International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency- related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges — for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect a Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a

10

global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately- negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. A Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, a Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, a Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a Fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions. If a call option written by a Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund. If a call option written by a Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if

11

each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Domestic and Foreign Investment Companies

The Funds may, from time to time and subject to their investment restrictions, invest in securities of other domestic investment companies.  Further, some of the securities in which a Fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such domestic and foreign investment companies or other vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market

12

instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, a Fund does not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loans at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest. Dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

A Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser and Subadviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Portfolio Turnover

Each Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board”) is responsible for managing the Company’s business and affairs.  The Board also has certain oversight duties required by applicable state and federal law.  The Board exercises its duties of oversight through its committees listed below, as well as through regular quarterly meetings and such special meetings as the Board determines should be or are required to be called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.  Information about the Directors and officers of the Company, including their business addresses, ages, principal occupations during the past five years, and, in the case of the Directors, other current Directorships of publicly traded companies or funds, are set forth in the table below.

The Board has elected an independent Director as Chairman.  The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary.  The Chairman may act as a liaison with the Company’s management, officers, attorneys and other Directors generally between meetings.  The Chairman may perform such other functions as may be requested by the Board from time to time.

Although Mr. Davis, as sole initial director who appointed the Board, had general criteria that guided his choice of individuals to serve on the Board, he did not have specific required qualifications for Board membership.

13

The Board similarly does not have specific required qualifications for Board membership.  Mr. Davis, and the Board members, believe that the different perspectives, viewpoints, professional experience, education and individual qualities of each Board member represent a diversity of backgrounds, experiences and a variety of complimentary skills.  Each Board member has significant experience in financial matters, either as a tax and accounting professional or as a professional asset manager (or an executive of an asset management firm).  Additionally, each Board member has served in a managerial or officer capacity (including Mr. Snyder, who prior to 2001, served in various positions with The Northern Trust Company and its affiliates, including Executive Vice President and Vice Chairman and Chief Investment Officer of Northern Trust Global Investments).  In addition, Mr. Snyder has been a director of Frontegra Funds, Inc., another registered investment company and part of the Company’s Fund Family, for eight years.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

It is also the Board members’ belief that its members’ mix of skills and talents will allow the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Funds’ shareholders.  When considering potential nominees to fill future vacancies on the Board, and as part of its annual self-evaluation, the Board will review the mix of skills and other relevant experiences of the then-seated Board members.  The specific talents that the Board will seek in a candidate depends upon the Board’s needs at the time a vacancy occurs.

Robert E. Hendricks (indicated with an asterisk*) is deemed to be an “interested person” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

The business address of each Director and Officer listed below is One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.

Directors and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director

Independent Directors

Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Co-Managing Partner, HPO Partners, an asset management company, 2009-present; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	4	None

14

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 to present; Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 2004 to 2010, which was acquired by Wipfli LLP in 2010.	4	First Interstate Bancsystem, Inc.

James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present. Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	11	Frontegra Funds, Inc. (with oversight of 7 portfolios)

Inside (“Interested”) Directors

Robert E. Hendricks* Year of Birth: 1943	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	4	None

Officers

John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A

Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010

Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present; Audit Senior Manager, Deloitte & Touche (public accounting firm), 2005-2006; Audit Manager, Deloitte & Touche, 2002-2005.

				N/A	N/A

15

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Elyce D. Dilworth Year of Birth: 1966	Chief Compliance Officer	Indefinite; since May 21, 2010

Chief Compliance Officer, AML Compliance Officer, Treasurer and Assistant Secretary, Frontegra Funds, Inc., 2008-present; Chief Compliance Officer and Secretary, Frontegra Asset Management, Inc. (investment advisory firm), 2008-present; Chief Compliance Officer, Timpani Capital Management LLC (investment adviser affiliated with Frontegra Asset Management, Inc.), 2008-present; Chief Compliance Officer, Frontegra Strategies, LLC, the Funds’ distributor, 2008-present; Chief Compliance Officer (2004-2007) and President, Secretary and Treasurer (2005-2007), Van Wagoner Funds, Inc. (now known as Embarcadero Funds, Inc.), a registered investment company.

				N/A	N/A

Risk Oversight

As a registered investment company, the Company is subject to a variety of risks, including investment-related risks, financial risks, compliance risks and operational risks.  As part of its overall activities, the Board reviews the management of the Company’s risks by the Adviser, by the Company’s service providers, as well as by the Company’s CCO.  The responsibility to operate and maintain the Company’s risk management structure on a day-to-day basis is shared by the Adviser (as the Adviser has its own, independent interest in risk management) and the officers of the Company.

The Company recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board discharges risk oversight as part of its overall activities, through the delegation of such oversight to its Audit Committee and officers (including its CCO).  In addressing issues regarding the Company’s risk management between meetings of the Board, appropriate representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and counsel to the Board.  As appropriate, the Board members confer among themselves, with the CCO, the Adviser, other service providers and counsel to the Board, to identify and review risk management issues that may be placed on the Board’s agenda.

The Audit Committee also assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Board or, if one is created, a pricing committee will review and make recommendations concerning pricing of the Company’s portfolio securities.  The Audit Committee, as well as any other committee that the Board may form, will present reports to the Board that may prompt further discussion of issues concerning the oversight of the Company’s risk oversight and management.

The CCO assists the Board in overseeing the significant investment policies of the Funds.  The CCO is responsible for monitoring these policies.  The Board will receive and consider the CCO’s annual written report, which, among other things, will summarize material compliance issues and any material changes to the compliance program.  The Board also receives and considers reports from the CCO throughout the year.  As part of its oversight responsibilities, the Board approves various compliance policies and procedures.

16

Committee Structure

The Board initially will have one standing committee — an Audit Committee. The Audit Committee will: oversee the accounting and financial reporting policies and procedures of the Company and each of its series; oversee the Company’s internal control over financial reporting and disclosure controls and procedures; oversee the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitor the independent auditor’s qualifications, independence and performance; and be responsible for the appointment, compensation and oversight of the Company’s independent auditor. The three independent directors — Messrs. Clark, Haugh and Snyder — constitute the Audit Committee.  The Audit Committee, in conjunction with the Board as a whole, performs risk oversight functions for the Company as discussed above.  The Audit Committee operates under a written charter.

The Board members may create other committees as the Board deems necessary.

The following table sets forth the dollar range of shares beneficially owned by each director in the Company and the Company’s fund family as of December 31, 2009, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Company’s Fund Family(1)

Walter H. Clark	None	None
James W. Haugh	None	None
Robert E. Hendricks(2)	None	over $100,000(3)
James M. Snyder	None	over $100,000(3)

(1) The Company’s Fund Family consists of all of the series of the investment companies distributed by Frontegra Strategies, LLC (the “Distributor”), the Company’s distributor.  This includes all of the Funds and all of the series of Frontegra Funds, Inc.

(2) This Director is deemed an “interested person” as defined in the 1940 Act.

(3) These investments are in the Funds’ predecessor series of Frontegra Funds, Inc.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Funds because they were not offered for sale as of the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees, shareholders or partners of the Adviser, Subadviser, the Distributor or any person directly or indirectly controlling, controlled by or under common control with the foregoing entities, do not receive any remuneration from the Funds for serving as directors or officers.  Neither the Company nor any Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. Messrs. Clark, Haugh and Snyder did not receive any remuneration from the Company during the fiscal year 2009 because the Company had not commenced operations as of June 30, 2009.

Name	Total Compensation from the Company	Total Compensation from Fund Complex (1)

Walter H. Clark	None	None
James W. Haugh	None	None
James M. Snyder	None	$20,000 (2)

(1) The Company’s Fund Complex consists of the Funds and each series of Frontegra Funds, Inc.

(2) Compensation received from Frontegra Funds, Inc. may be invested in shares of the Frontegra Funds.

17

CODE OF ETHICS

The Company, the Adviser, the Subadviser and the Distributor have all adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that governs all employees and other supervised persons of each such entity. Each Code of Ethics is based upon the principle that directors, partners, officers and employees of the Company, the Adviser, the Subadviser and the Distributor have a fiduciary duty to place the interests of Funds’ shareholders above their own. The Codes of Ethics address compliance with federal securities laws, gifts and personal trading and reporting.

The Company, the Adviser and the Subadviser have adopted a shared Code of Ethics that governs the personal trading activities of all “Access Persons” of, respectively, the Company, the Adviser and the Subadviser.  That shared Code of Ethics permits Access Persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions, including with respect to mutual funds advised or subadvised by the Adviser and/or Subadviser, to disclose all securities holdings on an annual basis and to submit quarterly transaction reports.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account, including the Company, purchased or sold or that the Adviser and/or Subadviser considered purchasing or selling during the 10-day period immediately before or after the Access Person’s transaction, and contains restrictions on Access Persons’ acquisitions of securities in initial public offering and private placement transactions.

The Distributor’s Code of Ethics permits access persons (as defined in the Distributor’s Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons to report transactions to the Company’s Chief Compliance Officer.  Moreover, access persons are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

PRINCIPAL SHAREHOLDERS

Information regarding principal shareholders and control persons of the Funds is not provided because the Funds were not offered for sale until the date of this SAI.

INVESTMENT ADVISER

The Adviser is the investment adviser to each of the Funds. A brief description of the Funds’ investment advisory agreement is set forth in the Funds’ Prospectus under “Investment Management.” The Adviser’s general partner is IronBridge Capital GP, Inc. (“IronBridge GP”), which has the sole authority to direct the management and policies of the Adviser.  IronBridge GP conducts no business other than acting as the general partner and controlling the management and policies of the Adviser.  The Subadviser is a wholly-owned subsidiary of the Adviser. Consequently, IronBridge GP, the Adviser and Subadviser are affiliates.

The Company, on behalf of the Funds, has entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). The Advisory Agreement has an initial term of two years and is required to be approved annually by the Board or by vote of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of a Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Adviser supervises the management of each Fund’s investments and business affairs, subject to the supervision of the Company’s Board. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the

18

Funds.  As compensation for its services, the Funds pay to the Adviser a monthly advisory fee at the annual rate based upon the average daily net asset value of each Fund, as set forth below:

Fund	Advisory Fee
Small Cap Fund	1.00%
SMID Fund	0.85%
Global Fund	0.85%
Large Cap Fund	0.75%

The Adviser has entered into a subadvisory agreement with the Subadviser (the “Subadvisory Agreement”) under which the Subadviser serves as the Global Fund’s subadviser and, subject to the Adviser’s supervision, manages the Global Fund’s portfolio assets. The Subadviser is compensated by the Adviser for its investment advisory services to the Global Fund and to other accounts. Pursuant to this arrangement, the Adviser pays the Subadviser a fee equal to the aggregate of costs and expenses incurred by the Subadviser in providing advisory services to the Adviser plus an additional amount based on a percentage of such expenses.

Pursuant to an expense cap agreement between the Adviser and the Company, on behalf of the Funds, the Adviser contractually agreed to waive its management fee and/or reimburse the Funds to ensure that the total operating expenses for the Funds do not exceed the percentage of a Fund’s average daily net assets set forth below:

Fund	Expense Cap
Small Cap Fund	1.10%
SMID Fund	0.95%
Global Fund	1.00%
Large Cap Fund	0.85%

The expense cap agreement will continue in effect until June 30, 2012, with successive renewal terms of one year unless terminated by the Adviser or the Company prior to any such renewal. Additionally, the Adviser assumes certain fees and expenses relating to the operation of the Funds pursuant to a subadministration agreement, described below, entered into by the Company, the Adviser and Frontegra Asset Management, Inc. (the “Subadministrator”).

Christopher C. Faber is the President of the Adviser and of the Adviser’s general partner. Jeffrey B. Madden is a Partner and Portfolio Manager of the Adviser. Ty M. Baird is the Chief Operating Officer of the Adviser.  Beth H. Murphy is the Chief Administration Officer of the Adviser. Samuel T. Eddins is a Partner and Director of Research of the Adviser. John G. Davis is the Chief Compliance Officer of the Adviser. Mr. Faber, Mr. Baird, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a “control person” of the Adviser due to their ownership of and/or their position with the Adviser.

Stephen Barrow is the Chief Investment Officer and a Director of the Subadviser. James Clarke is a Portfolio Manager and a Director of the Subadviser. Peter Rutter is a Portfolio Manager and a Director of the Subadviser. Mr. Barrows, Mr. Clarke and Mr. Rutter are each considered a “control person” of the Subadviser due to their ownership of and/or their position with the Subadviser.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus for the Fund under “Investment Management,” each portfolio manager is jointly responsible for the day-to-day management of the respective Fund he manages. Unless otherwise indicated, each portfolio manager jointly manages the day-to-day management of the other accounts set forth in the following table.

19

	Other Registered Investment Companies Managed by Portfolio Managers		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number with Performance - Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets (in millions)	Number with Performance -Based Fees	Total Assets of Accounts with Performance-Based Fees (in millions)

Small Cap Fund and SMID Fund
IronBridge Capital Management, L.P.
Christopher C. Faber	3	$93.5	2	$165.7	0	$0	55	$1,809.8	6	$452.7

Jeffrey B. Madden	3	$93.5	2	$165.7	0	$0	55	$1,809.8	6	$452.7

Global Fund
IronBridge International Ltd.
Stephen Barrow	0	$0	1	$164.2	0	$0	26	$4,404.1	3	$482.8

James Clarke	0	$0	1	$164.2	0	$0	26	$4,404.1	3	$482.8

Peter Rutter	0	$0	1	$164.2	0	$0	26	$4,404.1	3	$482.8

IronBridge Capital Management, L.P.
Matthew Halkyard	0	$0	1	$164.2	0	$0	27	$4,410.4	4	$494.5

Large Cap Fund
IronBridge Capital Management, L.P.
Paul Murphy	0	$0	0	$0	0	$0	1	$6.3	1	$11.7

Matthew Halkyard	See information provided with respect to the Global Fund

Potential Conflicts of Interest

The Adviser’s and Subadviser’s individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include other mutual funds, separate accounts and private investment vehicles. The Adviser maintains compliance procedures, applicable to both the Adviser and Subadviser, with respect to areas such as trade allocations, cross trading, insider trading and trade management to prevent potential conflicts in connection with any portfolio manager’s management of any Fund and the management of any other accounts. The Adviser’s Chief Compliance Officer oversees these policies and procedures.

Compensation of Portfolio Managers

The compensation of the portfolio managers of the Funds is not directly tied to the performance of the Funds. The portfolio managers of the Funds are paid a flat base salary and receive annual bonuses based on individual performance and the success of the firm, rather than the performance of individual accounts. The Adviser’s and Subadviser’s portfolio managers may own and may be offered an opportunity to purchase or sell equity interests in the Adviser.

20

Ownership of Fund Shares by Portfolio Managers

As of the date of this SAI, the Funds’ portfolio managers do not own any shares of the Funds because the Funds’ shares were not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company, the Adviser and the Subadviser may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•                                          The Funds will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period. In addition, the Company will disclose the portfolio holdings of the Funds as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•                                          The Funds’ full portfolio holdings as of quarter-end will be posted on the Company’s website no earlier than 30 days after quarter-end.

•                                          The Funds’ full portfolio holdings as of quarter-end will be included in a quarterly report provided to certain shareholders of the Funds following posting of the portfolio holdings on the Company’s website.

•                                          The Adviser or Subadviser may disclose Fund portfolio holdings in regulatory filings and to the Company’s service providers (the administrator, Subadministrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Funds and Company. Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•                                          The portfolio holdings as of each quarter-end for the Funds may be disclosed to the rating agencies listed below no earlier than 30 days after quarter-end.

Morningstar, Inc.	Thomson Financial Services
Lipper, Inc.	Vickers Stock Research Corporation
Standard & Poor’s Ratings Group	Capital Bridge, Inc
Bloomberg L.P.	Zacks Investment Research, Inc.

•                                          Disclosure of portfolio holdings as of a particular month-end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month-end.

•                                          The Funds’ top ten holdings as of a quarter-end may be included in Fund fact sheets following posting of the Funds’ top ten holdings as of quarter-end on the Company’s website.

•                                          The Funds’ portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Funds are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Funds’ shareholders and the Adviser or Subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

21

•                                          The Adviser or Subadviser may disclose portfolio holdings to Risk Metrics Group for proxy voting services.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities without prior approval of the Board of Directors. No compensation or other consideration may be received by the Fund, the Adviser or the Subadviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors. The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Funds’ shareholders and those of the Adviser, Subadviser or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to the Adviser and Subadviser, in the case of the Global Fund, the authority to vote proxies, subject to the supervision of the Board. The Adviser and Subadviser vote all proxies on behalf of the Funds in accordance with the Adviser’s proxy voting policies. In addition, the Board has authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf. The Funds’ proxy voting procedures provide that, in the event of a conflict between the interests of the Adviser and a Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

The Adviser’s proxy voting policies provide that the Adviser, or the Subadviser as applicable, will vote proxies with respect to client securities in a manner consistent with the best interest of clients and the Funds’ shareholders.  The Adviser has adopted proxy voting guidelines to be followed in most cases, unless client interests or specific voting issues require otherwise, and has engaged ISS Governance Services, a division of RiskMetrics Group, a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the Adviser. While the Adviser believes that most conflicts of interests that may otherwise arise have been mitigated by the engagement of ISS Governance Services to vote proxies on behalf of the Funds. However, should a conflict of interest between the Adviser or Subadviser and the Funds’ interests arise, the Adviser or Subadviser, with the input of its Chief Compliance Officer, will determine whether or not the Adviser or Subadviser, as applicable, may vote the proxy, whether legal counsel should be consulted regarding the conflict and voting the proxy, or whether the proxy in question should be referred to the Board of Directors of the Company to vote the proxy, and appropriate actions will then be taken by the Adviser or Subadviser.

Information regarding how the Funds vote proxies will be available without charge, either upon request, by calling toll free, 1-877-861-7714, or by accessing the SEC’s website at www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

As used in this section, the term “Adviser” means both IronBridge Capital Management, L.P. or IronBridge International, Ltd., as applicable for a particular Fund.

The Company has adopted a formal Best Execution Policy, pursuant to which the Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Adviser seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the particular Fund. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability,

22

the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares. Information on brokerage commissions for the Funds is not provided because the Funds were not offered for sale until the date of this SAI.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to a Fund. The Adviser believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by a Fund under the Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts that it manages. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing its accounts. Not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin, 53202, an affiliate of U.S. Bank, N.A., will act as transfer agent and dividend-disbursing agent for the Funds (the “Transfer

23

Agent”). The Transfer Agent will be compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund. There will be a fee of $6,000 per year for each additional fund.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC will provide administrative and fund accounting services to the Funds pursuant to separate Administration and Fund Accounting Agreements. Under these Agreements, U.S. Bancorp Fund Services, LLC will calculate the daily net asset value of the Funds and will provide administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing services, U.S. Bancorp Fund Services, LLC will receive from the Funds, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $200,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.

SUBADMINISTRATOR

Frontegra Asset Management, Inc. (the “Subadministrator”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, acts as subadministrator for the Funds. Pursuant to a subadministration agreement, the Subadministrator is compensated by the Adviser at the following annual rates as a percentage of each Fund’s average daily net assets for providing various compliance and administrative services to each Fund: 0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million. The Subadministrator is the investment adviser to the portfolios of Frontegra Funds, Inc., an investment company for which the Distributor also serves as principal distributor.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Distributor.

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Funds’ shares. Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Funds’ shares on a continuous, best efforts basis.

The Distribution Agreement related to the Funds will have an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of the Company or by a vote of a majority of a Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement will be terminable without penalty by the Company on behalf of the Funds on 60 days written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the

24

Company or upon the occurrence of certain other events outlined in the Distribution Agreement, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  Since the Company has not yet commenced operations as of the date hereof, the Funds have not paid any compensation to the Distributor as of the date hereof.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Funds are sold on a continuous basis at each Fund’s net asset value. As set forth in the Prospectus under “Valuation of Fund Shares,” each Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. A Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Otherwise, actual sale or bid prices are used. Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price. However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate. The Board may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind. Shares of the Funds may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for the respective Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies. In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares. Securities accepted by a Fund in an in kind purchase will be valued at market value. In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value. However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to a Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer. In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities. If a Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if a Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

25

Redemptions In Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Funds are obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of a Fund being redeemed, whichever is less for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash, such as securities or other property. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes. In this event, that Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in such securities through the Fund.

Each Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain. For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to, and designated by the Fund as, “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders, and thus to qualified dividend income, is set at 15%.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.” Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of a distribution that a Fund pays that is attributable to, and designated by the Fund as, qualified dividend income may be the noncorporate shareholders of the Fund as qualified dividend income. If a Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for designation as qualified dividend income. Certain holding period requirements applicable to both a Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

26

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If a Fund designates distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. A Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the Fund’s shareholders any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general and if applicable, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations. In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each Fund will be treated as a separate entity for federal income tax purposes.

Based upon the number of shareholders of a Fund, a Fund could be considered to be a personal holding company (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”), currently at a rate of 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

27

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 S. Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Funds. Ernst & Young will audit and report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Funds.

FINANCIAL STATEMENTS

Audited financial statements are not provided because the Funds did not commence operations until after the date of this SAI.

28

PART C

OTHER INFORMATION

Item 28.  Exhibits

See “Exhibit Index.”

Item 29.  Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 30.  Indemnification

Section 7.4 of the Registrant’s Articles of Incorporation provides as follows:

7.4           Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the general laws of the State of Maryland and the 1940 Act.  The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law.  Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the     Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability.  The rights provided to any person by this Article 7.4 shall be enforceable against the   Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein.  No amendment of these Articles of  Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Section 6.1 of the Registrant’s By-Laws provides as follows:

6.1           Indemnification.  The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.  Business and Other Connections of Investment Adviser

IronBridge Capital Management, L.P. (“Adviser”) serves as the investment adviser with respect to each of the Registrant’s four series. The Adviser also serves as the current investment adviser of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund and the Frontegra IronBridge Global Focus Fund, each a series of Frontegra Funds, Inc.  The Adviser is registered with the SEC as a registered investment adviser. The business and other connections of the Adviser, as well as the names and titles of the executive officers and general partner of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

IronBridge International, Ltd. (“Subadviser”) serves as the investment subadviser with respect to the Registrant’s Global Focus Fund. The Subadviser also serves as the current investment subadviser to the Frontegra IronBridge Global Focus Fund, a series of Frontegra Funds, Inc.  The Subadviser is registered with the SEC as a registered investment adviser. The business and other connections of the Subadviser, as well as the names and titles of the executive officers and member of the Subadviser, are further described in the Subadviser’s Form ADV filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s or Subadviser’s general partners, members or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Investment Adviser” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32.  Principal Underwriters

(a)                                  The Registrant’s principal underwriter, Frontegra Strategies, LLC, also serves as the principal underwriter for Frontegra Funds, Inc.

(b)                                 Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	None

Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Chief Compliance Officer	Chief Compliance Officer

(c)                                  None

Item 33.       Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Investment Adviser	IronBridge Capital Management, LP One Parkview Plaza, Suite 600 Oakbrook Terrace, Illinois 60181

Registrant’s Subadviser	IronBridge International Ltd. Beaumont House Beaumont Mews 37 Marylebone High Street London, United Kingdom WIU 4QE

Registrant’s Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Transfer Agent, Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Suite 302 Milwaukee, Wisconsin 53202

Registrant’s Subadministrator	Frontegra Asset Management, Inc. 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Registrant’s Distributor	Frontegra Distributors, LLC 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062

Item 34.  Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Oakbrook Terrace, and State of Illinois, on July 21, 2010.

IRONBRIDGE FUNDS, INC. (Registrant)

By:	/s/ John G. Davis
John G. Davis
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-lA has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature and Name	Title	Date

/s/ John G. Davis	President, Secretary, Chief Executive Officer	July 21, 2010
John G. Davis	(principal executive officer)

/s/ Ty M. Baird	Vice President, Treasurer and Chief Financial	July 21, 2010
Ty M. Baird	Officer (principal financial officer and principal accounting officer)

/s/ Walter H. Clark*	Director	July 21, 2010
Walter H. Clark

/s/ James W. Haugh*	Director	July 21, 2010
James W. Haugh

/s/ Robert E. Hendricks*	Director	July 21, 2010
Robert E. Hendricks

/s/ James M. Snyder*	Director	July 21, 2010
James M. Snyder

* -          John G. Davis signs this document on behalf of each of the persons indicated pursuant to the powers of attorney filed as Exhibit 28(q) to the Registrant’s registration statement file number 333-165633 on July 21, 2010.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference to:	Filed Herewith	To be filed by Amendment

(a.1)	Registrant’s Articles of Incorporation	Exhibit 28(a) to Registrant’s registration statement filed on Form N-1A on March 23, 2010

(a.2)	Articles of Amendment, dated May 27, 2010, to Registrant’s Articles of Incorporation	Exhibit 28(a.2) to Registrant’s pre-effective amendment 1 to its registration statement filed on Form N-1A on June 8, 2010

(b)	Registrant’s By Laws	Exhibit 28(b) to Registrant’s registration statement filed on Form N-1A on March 23, 2010

(c)	None

(d.1)	Form of Investment Advisory Agreement between Registrant and IronBridge Capital Management, L.P.	Exhibit 6(a) to Registrant’s registration statement filed on Form N-14 on April 9, 2010 (SEC file no. 333-165976)

(d.2)	Form of Investment Subadvisory Agreement between IronBridge Capital Management, L.P. and IronBridge International Ltd.	Exhibit 6(b) to Registrant’s registration statement filed on Form N-14 on April 9, 2010 (SEC file no. 333-165976)

(e.1)	Form of Distribution Agreement between the Registrant and the Frontegra Strategies, LLC (the “Distributor”)	Exhibit 7(a) to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(e.2)	Form of specimen of agreement between the Distributor and dealers	Exhibit 7(b) to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(f)	None

(g)	Form of Custody Agreement between the Registrant and U.S. Bank, N.A.	Exhibit 9 to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.1)	Form of Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(a) to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.2)	Form of Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(b) to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.3)	Form of Subadministration Agreement between the Adviser and Frontegra Asset Management, Inc.	Exhibit 13(c) to Registrant’s registration statement filed on Form N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.4)	Form of Fund Accounting Agreement between the Registrant and U.S. Bancorp Fund Services, LLC	Exhibit 13(d) to Registrant’s registration statement filed on Form

Exhibit No.	Exhibit	Incorporated by Reference to:	Filed Herewith	To be filed by Amendment

N-14 on May 20, 2010 (SEC file no. 333-165976)

(h.5)	Form of Expense Cap/Reimbursement Agreement between the Registrant and the Adviser	Exhibit 6(c) to Registrant’s registration statement filed on Form N-14 on April 9, 2010 (SEC file no. 333-165976)

(i)	Opinion and Consent of Greenberg Traurig, LLP		X

(j)	Consent of Ernst & Young		X

(k)	None

(l)	None

(m)	None

(n)	None

(o)	Reserved

(p.1)	Code of Ethics and Personal Trading Policy for Access Persons of IronBridge Capital Management, L.P., IronBridge International, Ltd., and Registrant		X

(p.2)	Code of Ethics for Access Persons of Frontegra Strategies, LLC (and other entities)		X

(q)

Powers of Attorney of Walter H. Clark, James W. Haugh, Robert E. Hendricks and James M. Snyder, as Directors of Registrant, and John G. Davis and Ty M. Baird, as Officers of Registrant, dated May 21, 2010

Exhibit 28(q) to Registrant’s pre-effective amendment 1 to its registration statement filed on Form N-1A on June 8, 2010